UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities.

On March 23 , 2015 Regen Biopharma, Inc. (“Regen”) issued 20,000 Series AA preferred shares (“Shares”) to Bio Matrix Scientific Group, Inc.(“BMSN”) in consideration of $2,000 owed to BMSN by Regen.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

As of March 26 , 2015, Regen has 30,000 shares of its Series AA Preferred Shares issued and outstanding

Common and Preferred Shares issued pursuant to conversions of outstanding convertible notes:

All common and preferred shares issued pursuant to conversions of convertible notes ( “Conversion Shares”) are subject to the following resale restrictions:

Rule 144, promulgated under the Securities Act of 1933, is a safe harbor provision which allows holders of restricted securities to make public sales of stock when certain conditions are met. Restricted securities are securities acquired in unregistered, private sales from the issuing company. Generally, with regard to an issuer subject to the reporting requirements of the Securities and Exchange Act of 1934 ( such as Regen Biopharma, Inc.) a holding period of six months (as such holding period is calculated pursuant to Rule 144) must elapse between the the date of the acquisition of the securities from the issuer and any resale of such securities in reliance on Rule 144 (“Rule 144 period”)

Subsequent to the applicable six month Rule 144 Period, Regen Biopharma, Inc. will, at the request of the holder of the Conversion Shares, each month remove the sale restrictions on one sixth (1/6) of the applicable Conversion Shares with all restrictions being removed by Regen Biopharma, Inc. by the expiration of the six months subsequent to the Rule 144 Period. Convertible Notes were sold by the Company during the months of January, February and March of 2015 therefore the earliest any Conversion Shares may be resold by would be July 2015.

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 3,571,029 common shares ( “Shares”) to a convertible noteholder in satisfaction of $100,000 of convertible indebtedness.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

As of March 26, 2015 Regen Biopharma, Inc. has 109,310,811 common shares issued and outstanding.

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 3,571,029 shares of Series A preferred stock ( “Shares”) pursuant to the aforementioned convertible noteholder pursuant to the terms and conditions of the convertible note..

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Preferred Shares issued to Consultants:

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,000,000 shares of Series A preferred stock ( “Shares”) to Joseph G. Vaini pursuant to an agreement entered into by and between the Company and Vaini on March 11, 2015(“Agreement”) whereby Vaini agreed to assist the Company with compliance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the United States Securities and Exchange Commission (“SEC”) with regards to the preparation of the financial statements of the Company. The term of the agreement is four months from the date of execution.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 3.02 by reference.

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 2,000,000 shares of Series A preferred stock ( “Shares”) to Value Quest, Inc. pursuant to an agreement entered into by and between the Company and Value Quest, Inc. on March 11, 2015(“Agreement”) whereby Value Quest, Inc. agreed to assist the Company in identifying potential strategic partners within its field of business.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 3.02 by reference.

Preferred Shares issued to Members of the Scientific Advisory Board of Regen Biopharma, Inc.

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 100,000 shares of Series A preferred stock ( “Shares”) to Dr. Boris Minev as consideration to Minev for agreeing to serve on the Scientific Advisory Board of the Company.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On March 26, 2015 Regen Biopharma, Inc. (“the Company”) issued 100,000 shares of Series A preferred stock ( “Shares”) to Dr. Hinrich Gronemeyer as consideration to Gronemeyer for agreeing to serve on the Scientific Advisory Board of the Company.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

As of March 26, 2015 Regen Biopharma, Inc. has 57,134,079 Series A Preferred shares issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders

On March 23, 2015 Regen Biopharma, Inc. (“Regen”) issued 20,000 Series AA preferred shares (“Shares”) to Bio Matrix Scientific Group, Inc.(“BMSN”) in consideration of $4,000 owed to BMSN by Regen.

The Board of Directors of the Company have authorized 600,000 shares of the Series AA Preferred Stock, par value $0.0001. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series AA Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series AA Preferred Stock owned by such holder times ten thousand (10,000). Except as otherwise required by law holders of Common Stock, other series of Preferred issued by the Corporation, and Series AA Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

The issuance of shares of Series AA Preferred Stock, with disproportionately high voting rights generally, will adversely affect the voting power of holders of common stock of the Company. To the extent that the Series AA Preferred Stock may have anti-takeover effects, the Company believes that the ability of the Company to issue shares with such voting power will encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	Vaini Agreement
10.2	Value Quest Agreement
10.3	Minev Letter Agreement
10.4	Gronemeyer Letter Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regen Biopharma, Inc.

Dated: March 26, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer